                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                   FORM 8-K/A



                            CURRENT REPORT (AMENDED)


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (date of earliest event reported): December 20, 1996



                                STERICYCLE, INC.
             (Exact name of registrant as specified in its charter)



           Delaware                   0-21229               36-3640402
    (State or other juris-       (Commission file          (IRS employer
   diction of incorporation)          number)         identification number)



                         1419 Lake Cook Road, Suite 410
                            Deerfield, Illinois 60015
                    (Address of principal executive offices)



       Registrant's telephone number, including area code:  (847) 945-6550

ITEM 7.  Financial Statements and Exhibits

    (a)  Financial Statements of Businesses Acquired.

    In accordance with Rule 3-05 of Regulation S-X (17 C.F.R. 210.3-05(b)), audited financial statements for the acquired business (the major portion of the regulated medical waste business of Waste Management, Inc.) are filed with this Report. With the concurrence of the Securities and Exchange Commission, pursuant to Rule 3-13 of Regulation S-X, as expressed in a letter dated February 10, 1997 from Douglas Tanner, Associate Chief Accountant, to James F. Polark, the Company's Vice President, Finance and Chief Financial Officer, the audited financial statements of the acquired business consist of an audited statement of the assets to be acquired as of December 31, 1996, audited statements of revenues and direct operating expenses for each of the two years in the period ended December 31, 1996, and accompanying notes.

    (b)  Pro Forma Financial Information

    In accordance with Article 11 of Regulation S-X, pro forma financial information is filed with this Report. With the concurrence of the Securities and Exchange Commission, pursuant to Rule 3-13 of Regulation S-X, as expressed in a letter dated February 10, 1997 from Douglas Tanner, Associate Chief Accountant, to James F. Polark, the Company's Vice President, Finance and Chief Financial Officer, the pro forma financial information consists of an unaudited pro forma condensed consolidated balance sheet as of September 30, 1996, an unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 1996, an unaudited condensed consolidated statement of operations for the year ended December 31, 1995, and accompanying explanation and notes.

    (c)  Exhibits

    Audited financial statements for the acquired business are filed as Exhibit
99.1 to this Report.

    Pro forma financial information is filed as Exhibit 99.2 to this Report.

                                    SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    Date: March 4, 1997.


                                     STERICYCLE,  INC.



                                     By     /s/ James F. Polark
                                        ----------------------------------------
                                             James F. Polark
                                             Vice President, Finance
                                               and Chief Financial Officer

                                  EXHIBIT INDEX


                                                                    SEQUENTIALLY
EXHIBIT   DESCRIPTION                                              NUMBERED PAGE

 23.1     Consent of Arthur Andersen LLP                                   5

 99.1     Waste Management, Inc. Regulated Medical Waste                   6
          Business Financial Statements as of December 31, 1996
          and for the Years Ended December 31, 1996 and 1995

 99.2     Stericycle, Inc. Pro Forma Condensed Consolidated               12
          Financial Statements